Series Number: 1
For period ending 9/30/2013

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $1.0 billion 0.950%
Next $1.0 billion 0.900%
Over $4.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $1.0 billion 0.750%
Next $1.0 billion 0.700%
Over $4.5 billion 0.650%

R6
First $2.5 billion 0.650%
Next $1.0 billion 0.600%
Next $1.0 billion 0.550%
Over $4.5 billion 0.500%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                18,451
Institutional Class                                           4,458
2. Dividends for a second class of open-end company shares
A Class                                2,417
B Class                                5
C Class                                77
R Class                                198
R6 Class                                -

73A)           1. Dividends from net investment income
Investor Class                                           $0.0662
Institutional Class                                $0.0737
           2. Dividends for a second class of open-end company shares
A Class                                $0.0568
B Class                                $0.0286
C Class                                $0.0286
R Class                                $0.0474
R6 Class                                $0.0351

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           285,176
Institutional Class                                64,737
2. Number of shares outstanding of a second class of open-end company shares(000's omitted)
A Class                                42,863
B Class                                145
C Class                                2,943
R Class                                3,544
R6 Class                                3

74V).           1. Net asset value per share (to nearest cent)
Investor Class                                           $7.59
Institutional Class                                $7.60
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $7.59
B Class                                $7.56
C Class                                $7.50
R Class                                $7.59
R6 Class                                $7.60

Series Number: 2
For period ending 9/30/2013

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5.0 billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

R6
First $2.5 billion 0.650%
Next $2.5 billion 0.600%
Next $5.0 billion 0.550%
Next $5.0 billion 0.500%
Over $15.0 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           65,199
Institutional Class                                19,821
2.  Dividends for a second class of open-end company shares
A Class                                28,630
B Class                                49
C Class                                3,318
R Class                                1,676
R6 Class                                -

73A)           1. Dividends from net investment income
Investor Class                                           $0.1027
                      Institutional Class                                $0.1113
2. Dividends for a second class of open-end company shares
A Class                                $0.0917
B Class                                $0.0590
C Class                                $0.0590
R Class                                $0.0808
                                    R6 Class                                                                $0.0575

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           629,945
Institutional Class                                176,121
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                314,897
B Class                                831
C Class                                57,112
R Class                                20,364
R6 Class                                3

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.72
Institutional Class                                $8.72
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.72
B Class                                $8.73
C Class                                $8.72
R Class                                $8.70
R6 Class                                $8.73

Series Number: 4
For period ending 9/30/2013

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

R6
First $2.5 billion 0.900%
Over $2.5 billion 0.650%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           6,031
Institutional Class                                5,990
2.  Dividends for a second class of open-end company shares
A Class                                2,236
C Class                                -
R Class                                16
R6 Class                                -

73A)           1. Dividends from net investment income
Investor Class                                           $0.0665
Institutional Class                                $0.0763
2. Dividends for a second class of open-end company shares
A Class                                $0.0541
C Class                                $0.0222
R Class                                $0.0417
R6 Class                                $0.0287

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           85,253
Institutional Class                                82,756
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                40,296
C Class                                8
R Class                                380
R6 Class                                2

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                $10.30
Institutional Class                                $10.35
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $10.25
C Class                                $10.19
R Class                                $10.27
R6 Class                                $10.36

Series Number: 6
For period ending 9/30/2013

48)	Investor, A, B, C & R
First $1.0 billion 0.900%
Next $4.0 billion 0.800%
Over $5.0 billion 0.700%

Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           4,585
Institutional                                620
2. Dividends for a second class of open-end company shares
A Class                                554
B Class                                4
C Class                                37
R Class                                39
R6 Class                                -

73A)           1. Dividends from net investment income
Investor Class                                           $0.0660
Institutional Class                                $0.0734
2. Dividends for a second class of open-end company shares
A Class                                $0.0568
B Class                                $0.0290
C Class                                $0.0290
R Class                                $0.0475
R6 Class                                $0.0400

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           70,171
Institutional Class                                8,423
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                9,687
B Class                                139
C Class                                1,276
R Class                                811
R6 Class                                3

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $7.44
Institutional                                $7.44
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $7.43
B Class                                $7.46
C Class                                $7.44
R Class                                $7.44
R6 Class                                $7.44

Series Number: 7
For period ending 9/30/2013

48)	Investor, A, C & R
1.000%

Institutional
0.800%

R6
0.650%

72DD)                      1. Total dividends for which record date passed during the period
Investor Class                                           20,827
Institutional Class                                4,396
2. Dividends for a second class of open-end company shares
A Class                                3,553
C Class                                96
R Class                                422
R6 Class                                6

73A)           1. Dividends from net investment income
Investor Class                                           $0.1126
Institutional Class                                $0.1279
2. Dividends for a second class of open-end company shares
A Class                                $0.0936
C Class                                $0.0371
R Class                                $0.0744
R6 Class                                $0.0512

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           197,121
Institutional Class                                40,510
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                43,194
C Class                                3,212
R Class                                6,187
R6 Class                                78

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $15.56
Institutional Class                                $15.56
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $15.55
C Class                                $15.51
R Class                                $15.54
R6 Class                                $15.56

Series Number: 8
For Period ending 9/30/2013

48)	Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

Series Number: 9
For period ending 9/30/2013

48)	Institutional
0.80%

R6
0.650%

Series Number: 11
For period ending 9/30/2013

48)      Investor, A, C & R
1.900%

Institutional
1.700%

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      2,937
Institutional Class                                           41
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           654
C Class                                           401
R Class                                           41

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.45
Institutional                                           $10.49
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.40
C Class                                           $10.25
R Class                                           $10.35